UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2024

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts	01730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.

On December 4, 2024, Stoke Therapeutics, Inc. (the “Company”) issued a press release (the “BTD Press Release”) announcing that it received Breakthrough Therapy Designation from the U.S. Food & Drug Administration (the “FDA”) for zorevunersen, a product candidate for the treatment of Dravet syndrome, a severe and progressive genetic epilepsy. A copy of the BTD Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On December 6, 2024, the Company issued a press release (the “OLE Press Release”) announcing new data from an analysis of nine patients treated with an initial 2 or 3 doses of 70mg, followed by 45mg maintenance dosing in the Phase 1/2a and open-label extension (OLE) studies of zorevunersen. A copy of the OLE Press Release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As noted in the BTD Press Release, the Company received Breakthrough Therapy Designation from the FDA for zorevunersen for the treatment of Dravet syndrome with a confirmed mutation, not associated with gain-of-function, in the SCN1A gene.

The OLE Press Release provides a business update with respect certain key findings from the OLE studies of zorevunersen, including the following:

Substantial and Durable Reductions in Convulsive Seizure Frequency

•

Previously reported end-of-Phase 1/2a study data from patients treated with two or three doses of 70mg of zorevunersen showed substantial and sustained reductions in convulsive seizure frequency of 85% at 3 months (n=10) and 74% at six months (n=9) post-last dose.

•

The nine patients who continued treatment with at least two doses of 45mg of zorevunersen in the OLE study sustained at least a 50% median reduction from baseline at each month of the OLE and demonstrated an 87% median reduction at month eight, the latest timepoint for which data have been assessed for these patients.

Continuous Improvements in Multiple Measures of Cognition and Behavior

•

Patients experienced continuous improvements in multiple measures of cognition and behavior as measured by the Vineland-3 through 2 years of treatment with ongoing maintenance dosing in the OLEs. Additional improvements were indicated within the first nine months of treatment among patients in the Phase 1/2a ADMIRAL study.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 4, 2024

99.2	Press Release dated December 6, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to: the advantages that may be achieved by TANGO; the ability of zorevunersen (STK-001) to treat the underlying causes of Dravet syndrome and reduce seizures or show improvements in behavior or cognition at the indicated dosing levels or at all; the timing and expected progress of clinical trials, data readouts, regulatory decisions and other presentations for zorevunersen; the potential for zorevunersen to be the first disease-modifying therapy for Dravet syndrome; the timing of regulatory interactions or the outcomes thereof; the Company’s expectations, plans, aspirations and goals, including those related to the potential of zorevunersen. Statements including words such as “anticipate,” “believe,” “hope,” “plan,” “will,” “continue,” “expect,” “ongoing,” or “potential” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they prove incorrect or do not fully materialize, could cause the Company’s results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, risks and uncertainties related to: the Company’s ability to advance, obtain regulatory approval of, and ultimately commercialize its product candidates, including zorevunersen; the timing of data readouts and interim and final results of preclinical and clinical trials; preclinical and clinical data are voluminous and detailed, and regulatory authorities may interpret or weigh the importance of data differently and reach different conclusions than us or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; receiving Breakthrough Therapy Designation may not lead to a faster development or regulatory review or approval and does not mean zorevunersen will receive marketing approval; the Company’s ability to fund development activities and achieve development goals; the Company’s ability to protect its intellectual property; global business, political and macroeconomic conditions, including inflation, interest rate volatility, cybersecurity events, uncertainty with respect to the federal budget, instability in the global banking system and volatile market conditions, and global events, including public health crises and ongoing geopolitical conflicts, such as the conflicts in Ukraine and the Middle East; and other risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, its quarterly reports on Form 10-Q and the other documentation it files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date: December 6, 2024	By:	/s/ Thomas E. Leggett
Thomas E. Leggett
Chief Financial Officer